                                                                   EXHIBIT 10.15

                                    AGREEMENT

         This Agreement (the "Agreement") is made this 17th day of September, 1999 (the "Effective Date"), by and between U.S. Bancorp, a Delaware Corporation, and U.S. Bank National Association, a federally chartered Commercial bank, both having a place of business at 601 Second Avenue South, Minneapolis, Minnesota 55402 (collectively "Seller") and Firstate Bank of Colorado, a Colorado corporation, having a place of business at 11210 Huron Street, Denver, Colorado 80234-3010 ("Purchaser").

         WHEREAS, to the best of Seller's knowledge, Seller acquired certain rights in the mark identified on the attached Exhibit A, including any registrations issued in connection therewith (collectively the "Mark");

         WHEREAS, Purchaser desires to acquire all rights in the Mark vested in Seller; and

         WHEREAS, Seller is willing to sell such rights to Purchaser

         NOW, THEREFORE, in consideration of the above premises and the mutual covenants contained herein, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

1.  Grant of Rights

1.1 Assignment of Mark. In consideration for the payment of the fee set forth in
Section 2 below, and subject to the limitations of subsections 1.2 and 1.3 below, Seller hereby sells, assigns and transfers unto Purchaser all rights in the Mark vested in Seller, including that portion of the goodwill of the business associated with the Mark. Purchaser acknowledges and agrees that Seller is selling the Mark to Purchaser "as is," without any representations or warranties of any kind, and to the extent that there are any defects in the chain of title for the Mark or any registration therefor, Purchaser shall have sole responsibility for the correction of such chain of title at its own cost and expense; provided, however, Seller will at the reasonable request of Purchaser execute any additional documents prepared at the expense of Purchaser that may be necessary to transfer Seller's rights in the Mark to Purchaser. In the event that Seller is called as a witness or subpoenaed to testify in any litigation involving the Mark, Purchaser agrees to pay Seller's costs, expenses, and attorneys fees associated therewith.

1.2 License-Back. Purchaser hereby grants to Seller a nonexclusive, perpetual, royalty-free right and license to continue to use the FIRSTIER mark in connection with the advertising and sale of money market savings services to customers of Seller (including any of Seller's affiliates) who have purchased such services prior to the Effective Date of this Agreement.

1.3 Restriction on Purchaser's Right to Use the Mark. Notwithstanding the assignment of rights set forth in subsection 1.1 above, Purchaser acknowledges and agrees that (1) it will have no right to use and shall not use the FIRSTIER mark in the type style shown in the attached Exhibit A; (2) within sixty (60) days from the Effective Date of this Agreement, Purchaser shall file an application with the U.S. Patent and Trademark Office (the "PTO") requesting that the registration identified in the attached Exhibit A be amended to reflect the Mark in block letters; (3) in the event that Purchaser's application to amend the registration identified in the attached Exhibit A is denied by the PTO, Purchaser shall voluntarily cancel the registration and shall only refile an application to register the Mark if the Mark is depicted in block letters; ( 4) Purchaser shall not use the Mark in connection with any logo, design or color scheme unless such logo, design or color scheme is clearly distinguishable from the logo, design or color scheme previously used by Seller (including Seller's predecessors-in-interest); and (5) Purchaser shall not use the Mark in any form in the Omaha, Nebraska and Lincoln, Nebraska metropolitan areas for a period of twenty-four months from the Effective Date of this Agreement.

2. Fees. In consideration for the rights transferred herein, Purchaser agrees to pay to Seller upon Purchaser's execution of this Agreement, the sum of twenty-five thousand dollars ($25,000 US).

3.  Miscellaneous.

3.1 No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any person other than the parties and their respective successors and permitted assigns.

3.2 Entire Agreement. This Agreement (including the attached Exhibit A) constitutes the entire agreement between the parties and supersedes any prior understandings, agreements, or representations by or between the parties, written or oral, to the extent they have related in any way to the subject matter hereof.

3.3 Succession. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns.

3.4 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

3.5 Headings. The Section and subsection headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

3.6 Notices. Any notice, request, demand, approval or other communication required or permitted herein shall be in writing addressed to the parties at the addresses set forth above, or other address subsequently specified by such party in writing, and shall be deemed given on the date received if delivered personally or sent by telefax (with transmission confirmed), on the next day if delivered by Federal Express or similar delivery service, or on the third (3rd) day if deposited with the U.S. Post Office with postage repaid.

3.7 Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the parties. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

3.8 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date set forth below.

                                                     U.S. BANCORP

Date   9-23-99                                       /s/ Lee R Mitau
     ---------                                       --------------------------
                                                     Print  Lee R Mitau
                                                           --------------------
                                                     Title EVP, General Counsel
                                                           & Secretary
                                                           --------------------

STATE OF Minnesota   )
         ---------   )                   (notary stamp)
COUNTY OF Hennepin   )                               /s/ Lisa B Larson
          --------

I, a notary public and for the county and state aforesaid, do hereby certify that Lee R. Mitau, personally known to me to be the person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledge that he or she is EVP,G.C. & Secretary of U.S. Bancorp, that he or she signed, sealed and delivered said instrument as his or her free and voluntary act and deed for the uses and purpose therein set forth, and that he or she had full authority in this regard to act on behalf of U.S. Bancorp.

                                            U.S. BANK NATIONAL ASSOCIATION

Date   9-23-99                                    /s/ Lee R Mitau
     ---------                                    -----------------------------
                                                  Print  Lee R Mitau
                                                        -----------------------
                                                  Title EVP, General Counsel &
                                                        Secretary
                                                        -----------------------

STATE OF Minnesota   )
         ---------   )                      (notary stamp)
COUNTY OF Hennepin   )                            /s/ Lisa B Larson
          --------

I, a notary public and for the county and state aforesaid, do hereby certify that Lee R. Mitau, personally known to me to be the person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledge that he or she is EVP,G.C. & Secretary of U.S. Bank National Association, that he or she signed, sealed and delivered said instrument as his or her free and voluntary act and deed for the uses and purpose therein set forth, and that he or she had full authority in this regard to act on behalf of U.S. National Association.


                                            FIRSTATE BANK OF COLORADO

Date Sept 22, 1999                                /s/ T.D. Wiens
     -------------                                -----------------------------
                                                  Print  T.D. Wiens
                                                        -----------------------
                                                  Title Pres/CEO
                                                        -----------------------

STATE OF Colorado  )
         --------  )
COUNTY OF Adams    )
          -------

I, a notary public and for the county and state aforesaid, do hereby certify that Timothy D. Wiens, personally known to me to be the person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledge that he or she is CEO of Firstate Bank of Colorado, that he or she signed, sealed and delivered said instrument as his or her free and voluntary act and deed for the uses and purpose therein set forth, and that he or she had full authority in this regard to act on behalf of Firstate Bank of Colorado.

(notary seal)                               /s/ Brenda D. Mathews
                                            My Commission Expires Aug. 10, 2002








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                                                                       EXHIBIT A

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Mark         Registration No.       Registration Date       Services
-------------------------------------------------------------------------------
FirsTier     1,453,739              August 18,1987          Banking Services
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